Commitments and contingent liabilities	12 Months Ended
Dec. 31, 2022
Commitments And Contingencies [Abstract]
Commitments and contingent liabilities
31.
Commitments and contingent liabilities

Pursuant to the existing licensing agreement with Ferring, the Group is required to pay a high single-digit royalty on worldwide annual net sales of GLP-2. No present obligation for the royalty payments exists until such sales are incurred. As the estimated amount and timing of the contingent payments are uncertain, the Group not recognized any liabilities in the statement of financial position as of December 31, 2022.

As a result of the Comet acquisition described in Note 6, the Group is required to pay up to USD 25 million based on the completion of several milestones related to successful development of the research programs within the Comet platform. As of December 31, 2022, management considers the probability for such milestones to be met as remote. Accordingly, the Group has not recognized any liabilities in the statement of financial position as of December 31, 2022, related to these contingent payments, which will be recognized when the payment becomes probable.

The breakdown of the contingent payments and the related milestones triggering the payment are disclosed below:

In thousands of USD	Payment
GLP Tox Study Initiation	5,000
First dosing of the first subject in the first Clinical Trial	5,000
First dosing of the first subject in a Pivotal Trial	15,000
Total	25,000

The Group has no open litigations as of December 31, 2022.